SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: November 20, 2003



                             CENTRAL WIRELESS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


           UTAH                        033-14065                 87-0476117
           ----                        ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


4333 SOUTH TAMIAMI TRAIL, SUITE E, SARASOTA, FLORIDA               34271
----------------------------------------------------               -----
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:            (941) 929-1476
                                                                -------------


                                 E RESOURCES INC
                                 ---------------
                           (Former Name of Registrant)

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Item 4. Change in Registrant's Certifying Accountant.

           (a)  Previous Independent Accountants

      (1) (i) Effective November 20, 2003, Central Wireless, Inc. (the "Registrant") confirmed with its auditors, Bobbitt Pittenger & Company, P.A. ("Bobbitt Pittenger") that the firm would no longer be representing the Registrant as its accountants. As of that date, Bobbitt Pittenger informed the Registrant that it would decline to stand for re-election as the Registrant's accountants.

           (ii) Bobbitt Pittenger did not audit the Registrant's financial statements for the past two fiscal years and no report was provided. Bobbitt Pittenger served as the Registrant's auditor for the interim period from April 16, 2003 to November 20, 2003.

           (iii) The change of independent accountants was approved by the Registrant's Board of Directors on November 20, 2003.

           (iv) During the period from April 16, 2003 to November 20, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

           (v) During the period from April 16, 2003 to November 20, 2003, Bobbitt Pittenger did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

           (vi) The Registrant requested Bobbitt Pittenger to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

           (b)  New Independent Accountants

           On November 25, 2003, the Registrant engaged LL Bradford & Company LLC ("LL Bradford") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult LL Bradford on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging LL Bradford.

ITEM 7.  EXHIBITS

Exhibit 16.1            Letter dated December 16, 2003, from Bobbitt Pittenger &
                        Company P.A.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 16, 2003                 CENTRAL WIRELESS, INC.

                                          By: /s/ Kenneth W. Brand
                                             ------------------------------
                                          Name:   Kenneth W. Brand
                                          Its:    President

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